SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________________________

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 14, 2006

TECHNEST HOLDINGS, INC.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-27023	88-0357272
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

One McKinley Square, Fifth Floor, Boston, MA 02109
(Address of principal executive offices) (Zip Code)

276 Washington Street, No. 367, Boston, MA 02108
(Mailing Address)

(617) 722-9800
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below).

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On December 14, 2006, at a meeting of the Board of Directors of Technest Holdings, Inc., a Nevada corporation, the majority of the Board of the Directors of Technest voted, in accordance with Article XI, Section 11.1 of Technest’s Amended and Restated Bylaws (“Bylaws”), to amend certain sections of its Bylaws, effective immediately, as more specifically discussed below.

The following is qualified in its entirety by reference to the full text of our Bylaw amendments, which are attached hereto as Exhibit 3.1.

Board Amendments to Bylaws

Advance Notice Provisions - Amendments to Article II, Section 2.2 and Section 2.3

Sections 2.2 and 2.3 of the Bylaws were amended to require that any stockholder seeking to bring business before an annual or special meeting of the stockholders, including nominations of candidates for election as directors, provide notice of such business to Technest, and certain other information, within a specified period prior to the meeting. Pursuant to amended Section 2.2, in order for a stockholder proposal to be considered timely for the 2007 Annual Meeting of Stockholders, it must be received by Technest’s Secretary at Technest’s principal executive offices no later than June 29, 2007, which is one hundred twenty (120) days prior to the anniversary date of Technest’s proxy statement released to stockholders in connection with Technest’s 2006 annual meeting of the stockholders.

Prior to this amendment, there was no advance notice of business provision in the Bylaws.

Limitation on Calling a Special Meeting - Amendment to Article II, Section 2.3

Section 2.3 of the Bylaws was amended to provide that only the majority of the Board of Directors or the President of Technest may call a special meeting of stockholders. Prior to this amendment, a stockholder holding not less than 10% of the outstanding shares could have called a special meeting.

Elimination of Stockholder Action by Written Consent - Amendment to Article II, Section 2.10

Section 2.10 of the Bylaws was amended to eliminate the right of stockholders to act by written consent without a meeting. Prior to this amendment, actions of stockholders by written consent were permissible. As a result of this amendment, Sections 2.4 (Notice of Meetings), 2.6 (Voting Rights) and 9.1 (Record Date) were revised to remove the reference to actions by written consent.

Receipt of Written Consent of Stockholders

On December 14, 2006, Technest received, prior to the board actions mentioned above, a written consent of stockholders in lieu of a meeting from its majority stockholder, Markland Technologies, Inc., a Florida corporation. In the written consent, Markland voted to amend Article XI, Section 11.1 of the Bylaws to provide that the Bylaws may be amended and repealed in whole or in part and new Bylaws may be adopted only with the prior approval of Technest’s stockholders. By the terms of the written consent, the amendment is to be effective on the twentieth (20th) day following the date an information statement is first sent to the stockholders of Technest or given in accordance with Regulation 14C under the Securities Exchange Act of 1934, as amended. Pursuant to Regulation 14C, an information statement must be transmitted to Technest’s stockholder prior to such action by written consent becoming effective. Technest is undertaking to prepare the information statement in due course.

ITEM 9.01   Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description	Filed with this 8-K	Incorporated by reference
			Form	Filing Date	Exhibit No.
3.1	By-law amendments.	x

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

TECHNEST HOLDINGS, INC.

By: /s/ Joseph P. Mackin
Chief Executive Officer
and President

Date: December 20, 2006

EXHIBIT INDEX

Exhibit No.	Description	Filed with this 8-K	Incorporated by reference
			Form	Filing Date	Exhibit No.
3.1	By-law amendments.	x